Summary
Prospectus

December 29, 2024
Goldman Sachs Technology Opportunities Fund
Class A: GITAX  Class C: GITCX  Institutional: GITIX  Service: GITSX  Investor Shares: GISTX  Class R6: GTORX

Before you invest, you may want to review the Goldman Sachs Technology Opportunities Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at dfinview.com/GoldmanSachs. You can also get this information at no cost by calling 800-621-2550 for Institutional, Service and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated December 29, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Technology Opportunities Fund (the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 47 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 98 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-148 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Management Fees	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	None
Other Expenses	0.20%	0.45%	0.09%	0.34%	0.20%	0.08%
Service Fees	None	0.25%	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None
All Other Expenses	0.20%	0.20%	0.09%	0.09%	0.20%	0.08%
Total Annual Fund Operating Expenses	1.39%	2.14%	1.03%	1.53%	1.14%	1.02%
Fee Waiver and Expense Limitation[2]	(0.22)%	(0.22)%	(0.14)%	(0.14)%	(0.22)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.17%	1.92%	0.89%	1.39%	0.92%	0.88%
1
A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to: (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.85% as an annual percentage of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.08% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Fund. These arrangements will remain in effect through at least December 29, 2025, and prior to such date, the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

2 Summary Prospectus — Goldman Sachs Technology Opportunities Fund

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$663	$945	$1,249	$2,109
Class C Shares	$295	$649	$1,129	$2,455
Institutional Shares	$91	$314	$555	$1,247
Service Shares	$142	$470	$821	$1,812
Investor Shares	$94	$340	$606	$1,366
Class R6 Shares	$90	$311	$550	$1,235

Class C Shares – Assuming no redemption	$195	$649	$1,129	$2,455

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2024 was 37% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments in technology companies, as described below. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase (“Total Assets”) in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.
The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The Investment Adviser will also consider valuation of companies when determining whether to buy and/or sell securities. The Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors as part of its fundamental research process. No one factor or consideration is determinative in the stock selection process. The Investment Adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates, because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.
The Fund intends to invest a substantial portion of its assets in technology companies. In general, the Investment Adviser defines a technology company as a high-quality technology, services, media or telecommunications company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Investment Adviser seeks to identify technology companies that exhibit many of the following characteristics:
◼
Strong brand name
◼
Dominant market share
◼
Recurring revenue streams
◼
Free cash flow generation
◼
Long product life cycle
◼
Enduring competitive advantage
◼
Excellent management
The Investment Adviser seeks to identify technology companies that are promising growth businesses. These companies may grow revenue by increasing sales volumes, prices, customers and market share. The Internet is an example of a technology that the Investment Adviser believes will drive growth for many technology businesses. The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies. Technology companies adopting innovative Internet technologies to improve their business models include providers of infrastructure, software, hardware and services.
The Fund will invest at least 25% of its Total Assets in companies in one or more of the media, telecommunications, technology and/or Internet industries. Because of its focus on technology, telecommunications, Internet, services and media companies, the Fund’s investment performance will be closely tied to many factors which affect these companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. The Fund’s investments may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. The Fund may also invest in a relatively few number of issuers. As a result, the Fund’s net asset value (“NAV”) is more likely to have greater fluctuations than that of a fund which is more diversified or invests in other industries.
The Investment Adviser measures the Fund’s performance against the NASDAQ Composite Total Return Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund

3 Summary Prospectus — Goldman Sachs Technology Opportunities Fund
involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks are more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Industry Concentration Risk. The Fund concentrates its investments in specific industry sectors  that have historically experienced substantial price volatility. The Fund is subject to greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.
Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Growth investing is an example of an investment style.Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Technology Sector Risk. The stock prices of technology and technology-related companies and therefore the value of the Fund may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors. The Fund may also invest in a relatively few number of issuers. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

4 Summary Prospectus — Goldman Sachs Technology Opportunities Fund

Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares compare to those of a regulatorily required broad-based securities market index (Russell 1000® Index) (the "Regulatory Benchmark") and the NASDAQ Composite Total Return Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Investment Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. For additional information about these benchmark indices, please see “Additional Performance and Benchmark Information” on page 26 of the Prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	19.12%	September 30, 2024

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	30.68%	June 30, 2020
Worst Quarter Return	-24.24%	June 30, 2022

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2023
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				10/1/1999
Returns Before Taxes	49.07%	17.10%	14.59%
Returns After Taxes on Distributions	49.07%	13.62%	11.54%
Returns After Taxes on Distributions and Sale of Fund Shares	29.05%	13.11%	11.24%
Class C Shares				10/1/1999
Returns Before Taxes	56.58%	17.54%	14.38%*
Institutional Shares				10/1/1999
Returns Before Taxes	58.26%	18.78%	15.64%
Service Shares				10/1/1999
Returns Before Taxes	57.43%	18.18%	15.06%
Investor Shares				9/30/2010
Returns Before Taxes	58.16%	18.72%	15.52%
Class R6 Shares				12/29/2017
Returns Before Taxes	58.31%	18.79%	15.65%**
NASDAQ Composite Total Return Index	44.64%	18.74%	14.79%
Russell 1000® Index	26.53%	15.51%	11.80%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because:(i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
Benchmark returns do not reflect any deductions for fees or expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

5 Summary Prospectus — Goldman Sachs Technology Opportunities Fund

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, has managed the Fund since 1999; Sung Cho, CFA, Managing Director, has managed the Fund since 2018; and Charles “Brook” Dane, CFA, Managing Director, has managed the Fund since 2018.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

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8 Summary Prospectus — Goldman Sachs Technology Opportunities Fund
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